UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  May 12, 2004

(Date of Earliest Event Reported)

MOSSIMO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14208	33-0684524
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2016 Broadway, Santa Monica, CA 90404

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:

(310) 460-0040

Not Applicable

(Former name or former address, if changed since last report)

ITEM 5.          OTHER ITEMS

See the Press Release attached as Exhibit 99.1 to this report regarding first quarter financial results.

ITEM 7.  EXHIBITS

99.1      Press Release dated May 12, 2004.

ITEM 9.  Regulation FD Disclosure.

In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under “Item 12. Results of Operations and Financial Condition,” is instead furnished under this “Item 9. Regulation FD Disclosure.”

On May 12, 2004 Mossimo, Inc. issued a press release announcing the financial results for the first quarter ended March 31, 2004.  A copy of the press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DATED: May 12, 2004	MOSSIMO, INC.

	By:	/s/Mali Shrinivas
Mali Shrinivas
Chief Financial Officer

Exhibit Index

99.1         May 12, 2004 press release.